"./exhibit10-19_files/editdata.mso" /> VANGUARD HEALTH SYSTEMS, INC.

EXHIBIT 10.19

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 21	2. CONTRACT NO.: YH8-0001-08	3. EFFECTIVE DATE OF MENDMENT: October 1, 2001	4. PROGRAM: OMC
5. CONTRACTOR’S NAME AND ADDRESS: VHS Phoenix Health Plan 2700 N. Third Street, Suite 3000 Phoenix, Arizona 85004
6. PURPOSE OF AMENDMENT: To adjust the capitation rates for a $50,000 reinsurance deductible.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

    A.   New Capitation Rates are provided on page two (2) of this amendment.

          NOTE:  Please sign and date both and then return one to:           Michael Veit
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street, MD 5700
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9.SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Nancy Novick TYPED NAME: NANCY NOVICK TITLE: CHIEF EXECUTIVE OFFICER		10.SIGNATURE OF AHCCCSA CONTRACTING OFFICER: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 11/6/01		DATE: NOV 01 2001

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY - ACUTE RATES
Phoenix Health Plan/Community Connection
CYE ’02 (AS OF 10/01/01)

Title XIX Rates:	TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-144, M	TANF 45+, M/F	SSI w/Med	SSI w/o Med	SFP	DELIVERY KICK	TITLE XIX WAIVER GROUP	HOSPITALIZED KICK
8 Gila/Pinal	$383.31	$84.16	$153.39	$109.89	$317.20	$205.87	$425.70	$19.69	$5,188.60	$368.42	$13,967.42
12 Maricopa	$355.28	$76.87	$123.50	$ 99.10	$281.15	$206.46	$389.89	$19.68	$4,911.82	$314.65	$12,591.60

Title XXI Rates:	KIDSCARE <1, M/F	KIDSCARE 1-13, M/F	KIDSCARE 14-18, F	KIDSCARE 14-18, M					DELIVERY KICK
8 Gila/Pinal	$278.21	$80.63	$130.57	$81.74					$5,188.60
12 Maricopa	$282.72	$82.71	$119.03	$81.16					$4,911.82

PPC Rates:	TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-144, M	TANF 45+, M/F	SSI w/Med	SSI w/o Med			TITLE XIX WAIVER GROUP
8 Gila/Pinal	$849.22	$38.77	$146.46	$77.78	$227.98	$14.40	$44.14			$254.23
12 Maricopa	$1,164.82	$32.70	$136.50	$76.91	$180.25	$14.50	$61.79			$229.19

*Rates have been adjusted for $50,000 Reinsurance Deductible.

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 22	2. CONTRACT NO.: YH8-0001-08	3. EFFECTIVE DATE OF MENDMENT: January 1, 2002	4. PROGRAM: OMC
5. CONTRACTOR’S NAME AND ADDRESS: VHS Phoenix Health Plan 2700 N. Third Street, Suite 3000 Phoenix, Arizona 85004
6. PURPOSE OF AMENDMENT: To incorporate changes to contract requirements to add the Breast & Cervical Cancer Treatment Program.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

    A.   Breast & Cervical Cancer Program.  The attached page represents modifications to the contract requirements to incorporated the Breast & Cervical Cancer Treatment Program.

    B.   Included in this amendment are revised capitation rates for the period beginning January 1, 2002.

          NOTE:  Please sign and date both and then return one to:           Michael Veit, MD 5700
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9.SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Nancy Novick TYPED NAME: NANCY NOVICK TITLE: CHIEF EXECUTIVE OFFICER		10.SIGNATURE OF AHCCCSA CONTRACTING OFFICER: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 12/19/01		DATE: DEC 17, 2001

Phoenix Health Plan/Community Connection

Contract Amendment for Breast and Cervical Treatment Program
(BCCPT)

By signing the amendment, effective January 1, 2002, the contractor agrees to provide services to members enrolled with the health plan under the Breast and Cervical Cancer Treatment Program

Program requirements

Members eligible under BCCPT are subject to all CYE ’02 acute care contract requirements.  Additional case management and deliverable requirements can be found in the AMPM.

Enrollment and Eligibility

Members’ Enrollment and Eligibility requirements are delineated in A.A.C. R-9-22, Chapter 20 and are incorporated by reference.

Reimbursement

For each member, the contractor will be paid either the TANF 14-44F or TANF 45+ monthly capitation rate, depending on the age of the member.  In addition to monthly capitation, the contractor will be reimbursed 100% for all medically necessary medical expenses through the AHCCCS reinsurance program.  The contractor will not have to meet a threshold to be eligible for reinsurance under the BCCTP.

	TANF14-44F	TANF 45+
Prospective Capitation Rates:
GSA# 8	$153.39	$317.20
GSA# 12	$123.50	$281.15

PPC Capitation Rates:
GSA# 8	$146.46	$227.98
GSA# 12	$136.50	$180.25

TITLE XIX WAIVER GROUP RISK BAND

ELECTION FORM

Per Contract YH8-0001, Paragraph 37, Compensation, Risk Sharing for Title XIX Waiver Members:  For CYE ’02 and CYE ’03, AHCCCSA will reconcile the contractor’s PPC and prospective medical cost expenses to PPC capitation, prospective capitation, and hospitalized supplements paid to the Contractor during the year.  For CYE ’02, the contractor has choice to elect:

☑

Default Method:  This reconciliation will limit the Contractor’s losses to 2% and profits to 4%.  Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 4% will be recouped.

☐

Alternative Method:  This reconciliation will limit the Contractor’s losses to 1% and profits to 1%.  Any losses in excess of 1% will be reimbursed to the Contractor, and likewise, profits in excess of 1% will be recouped.

/s/ Nancy Novick                                                         11/29/01
 Signature                                                                      Date

Phoenix Health Plan & Community Connection
Health Plan

*Please sign and return this form to AHCCCS by December 1, 2001.  If not returned, AHCCCS will assign the Default Method as stated above.

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
SECTION A.  CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 23	2. CONTRACT NO.: YH8-0001-08	3. EFFECTIVE DATE OF MENDMENT: October 1, 2001	4. PROGRAM: OMC
5. CONTRACTOR’S NAME AND ADDRESS: Phoenix Health Plan, LLC 2700 N. Third Street, Suite 3000 Phoenix, Arizona 85004

6. PURPOSE OF AMENDMENT:  To establish new capitation rates for Title XIX Waiver Group effective April 1, 2002 and to allow the Contractor to elect their risk band method of the Title XIX Waiver Group effective October 1, 2001.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

    A.   New Capitation Rates for Title XIX Waiver Group are changed to the rates provided on page two (2) of this amendment effective April 1, 2002.

    B.   The Contractor must select one of the two methods of the Title XIX Waiver Group risk bands.
           The Election form is provided on page three (3) of this amendment and incorporated by reference herein.

          NOTE:  Please sign and date both and then return one to:           Michael Veit, MD 5700
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9.SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Nancy Novick TYPED NAME: NANCY NOVICK TITLE: CHIEF EXECUTIVE OFFICER		10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 3/28/02		DATE: MAR 01 2002

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY - ACUTE RATES
Phoenix Health Plan/Community Connection
CYE ’02 (as of 4/01/02)

Title XIX Rates:	TITLE XIX WAIVER GROUP
8 Gila/Pinal	$214.97
12 Maricopa	$193.80

PPC Rates:
8 Gila/Pinal	$189.16
12 Maricopa	$170.52

TITLE XIX WAIVER GROUP RISK BAND

ELECTION FORM

Per Contract YH8-0001, Paragraph 37, Compensation, Risk Sharing for Title XIX Waiver Members:  For CYE ’02 and CYE ’03, AHCCCSA will reconcile the contractor’s PPC and prospective medical cost expenses to PPC capitation, prospective capitation, and hospitalized supplements paid to the Contractor during the year.  For CYE ’02, the contractor has choice to elect:

☑

Default Method:  This reconciliation will limit the Contractor’s losses to 2% and profits to 4%.  Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 4% will be recouped.

☐

Alternative Method:  This reconciliation will limit the Contractor’s losses to 1% and profits to 1%.  Any losses in excess of 1% will be reimbursed to the Contractor, and likewise, profits in excess of 1% will be recouped.

/s/ Nancy Novick                                                         3/28/02
 Signature                                                                      Date

Phoenix Health Plan
 Health Plan

*Please sign and return this form to AHCCCS with the signed contract amendment.  If not returned, AHCCCS will assign the Default Method as stated above.